SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 April 19, 2005
                Date of Report (Date of earliest event reported)


                        First Chester County Corporation
             (Exact name of registrant as specified in its charter)



         Pennsylvania                 0-12870                 23-2288763
         -------------                -------                 ----------
(State or other jurisdiction of     (Commission             (I.R.S. Employer
 incorporation)                      File Number)            Identification No.)



                9 North High Street, West Chester, Pennsylvania
                    (Address of principal executive offices)



                                 (484) 881-4000
              (Registrant's telephone number, including area code)



                         (Former name or former address,
                         if changed since last report.)

This Amendment No. 1 to Form 8-K is filed to correctly report the record date of the stock dividend reported in Item 8.01.


Item 8.01.  Other Events.

At a special meeting held on April 19, 2005, the Board of Directors of the Corporation approved and declared a ten percent (10%) stock dividend payable on May 19, 2005 to shareholders of record on May 2, 2005.



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 22, 2005                       FIRST CHESTER COUNTY CORPORATION


                                           By:    /s/ T. Benjamin Marsho
                                                  ------------------------------
                                           Name:  T. Benjamin Marsho
                                           Title: Chief Accounting Officer